SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 Date of Report
              (Date of earliest event reported): September 29, 1999

                           TROY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

    DELAWARE                   000-25439                  16-1559508
(State or other               (Commission               (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)

                     32 SECOND STREET, TROY, NEW YORK 12180
         ---------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (518) 270-3313

                                 NOT APPLICABLE
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

                  On September 29, 1999, Troy Financial Corporation announced matters with respect to a repurchase of securities. The press release describing the transaction is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit
       No.        Description
    --------      -------------

     99.1         Press Release dated September 29, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TROY FINANCIAL CORPORATION
                                   (Registrant)


                                   /s/ Edward M. Maziejka
                                   __________________________________________
                                   Edward M. Maziejka, Jr.
                                   Vice President and Chief Financial Officer




Date: September 30, 1999

                                  EXHIBIT INDEX

         Exhibit
           No.          Description
         --------       ------------
          99.1          Press Release dated September 29, 1999.